Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of McKesson Corporation, a Delaware corporation (the “Company”), do hereby constitute and appoint Laureen E. Seeger and Willie C. Bogan his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement or Registration Statements on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Company’s Common Stock, par value $0.01 per share, that may be issued by the Company under the 2005 Stock Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

/s/ Wayne A. Budd	/s/ Marie L. Knowles

Wayne A. Budd, Director	Marie L. Knowles, Director

/s/ Jeffrey C. Campbell	/s/ David M. Lawrence

Jeffrey C. Campbell, Executive Vice President	David M. Lawrence, Director
and Chief Financial Officer
(Principal Financial Officer)

/s/ John H. Hammergren	/s/ James V. Napier

John H. Hammergren, Chairman of the Board,	James V. Napier, Director
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Alton F. Irby III	/s/ Nigel A. Rees

Alton F. Irby III, Director	Nigel A. Rees, Vice President and Controller
(Principal Accounting Officer)

/s/ M. Christine Jacobs	/s/ Jane E. Shaw

M. Christine Jacobs, Director	Jane E. Shaw, Director
Dated: July 25, 2007

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of McKesson Corporation, a Delaware corporation (the “Company”), do hereby constitute and appoint Laureen E. Seeger and Willie C. Bogan his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement or Registration Statements on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Company’s Common Stock, par value $0.01 per share, that may be issued by the Company under the 2000 Employee Stock Purchase Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

/s/ Wayne A. Budd	/s/ Marie L. Knowles

Wayne A. Budd, Director	Marie L. Knowles, Director

/s/ Jeffrey C. Campbell	/s/ David M. Lawrence

Jeffrey C. Campbell, Executive Vice President	David M. Lawrence, Director
and Chief Financial Officer
(Principal Financial Officer)

/s/ John H. Hammergren	/s/ James V. Napier

John H. Hammergren, Chairman of the Board,	James V. Napier, Director
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Alton F. Irby III	/s/ Nigel A. Rees

Alton F. Irby III, Director	Nigel A. Rees, Vice President and Controller
(Principal Accounting Officer)

/s/ M. Christine Jacobs	/s/ Jane E. Shaw

M. Christine Jacobs, Director	Jane E. Shaw, Director
Dated: July 25, 2007